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                                                                      EXHIBIT 21

                             LIBERTY PROPERTY TRUST
                      LIBERTY PROPERTY LIMITED PARTNERSHIP
                              LIST OF SUBSIDIARIES


Liberty Lehigh Partnership
Liberty Property Philadelphia Limited Partnership
Liberty Property Philadelphia Limited Partnership II
Liberty Property Philadelphia Limited Partnership III
Liberty Property Philadelphia Corporation
Liberty Property Philadelphia Trust
Liberty Property Philadelphia Limited Partnership IV East
Liberty Property Philadelphia Limited Partnership IV West
Liberty Property Philadelphia Corporation IV East
Liberty Property Philadelphia Corporation IV West
Liberty Property Philadelphia Corporation V
Liberty Property Philadelphia Limited Partnership V
Liberty 2001 Corp.
Liberty Property Development Corp.
Liberty Property Development Corp. II
Liberty Special Purpose Trust
Liberty Property Scottsdale Limited Partnership
Liberty UK Development Corp.
LP Malvern Limited Partnership
LP Malvern LLC
Land Holdings Realty LLC
Rivers Business Commons Associates Limited Partnership
Aymer House Limited
Liberty Property Philadelphia Navy Yard Limited Partnership
Liberty Property Philadelphia Navy Yard Corporation
Liberty Property/Synterra Limited Partnership
Liberty Venture I, LP
Liberty Venture I, LLC
Silversword Properties Limited
Vine Street Uxbridge Limited
Cambridge Medipark Limited
Rouse Kent Limited
Rouse Kent (Residential) Limited
UK Portfolio Management Company, Ltd.
Kings Hill Estate Management Company Limited
Rouse Kent Investments Limited
Rouse Kent Developments Limited

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                                                                      EXHIBIT 21


                             LIBERTY PROPERTY TRUST
                      LIBERTY PROPERTY LIMITED PARTNERSHIP
                        LIST OF SUBSIDIARIES - CONTINUED



Rouse Kent (Central) Limited
Rouse Kent (1 Tower View) Limited
Kings Hill Property Management Limited
Kings Hill Residential Estate Management Company Limited
L/S One Crescent Drive, L.P.
L/S One Crescent Drive, LLC
Liberty Property Trust UK Limited
Liberty 600 Industrial, G.P.
Liberty AIPO Limited Partnership